                                                                    EXHIBIT 20.1




                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004
                                    Class A-1




Original Principal Balance                                                                229,000,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      89,438,617.10                390.561647

              Principal Amount of Notes as of Current Distribution Date                    39,656,840.83                173.173977

                                         Pool Factor                                            0.173174

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount             49,781,776.27                                     217.387669
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                    49,781,776.27                                     217.387669

              Principal Distribution Amount                           49,781,776.27                                     217.387669
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 128,579.19                                       0.561481
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        128,579.19                                       0.561481

              Interest Distribution Amount                               128,579.19                                       0.561481
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,431,186,023.77

              Overcollateralization Amount                            68,529,182.94

              Servicing Fee                                            1,535,641.00                                       0.000960

              Spread Account                                          14,311,860.24
              Net Change in Spread Account                              (430,297.02)

              Net Collections                                         54,599,007.98

              Aggregate Principal Balance of Delinquent Contracts      3,553,214.12

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004
                                    Class A-2




Original Principal Balance                                                                458,000,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     458,000,000.00               1000.000000

              Principal Amount of Notes as of Current Distribution Date                   458,000,000.00               1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                       0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                       0.000000

              Principal Distribution Amount                                    0.00                                       0.000000
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 973,250.00                                       2.125000
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        973,250.00                                       2.125000

              Interest Distribution Amount                               973,250.00                                       2.125000
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,431,186,023.77

              Overcollateralization Amount                            68,529,182.94

              Servicing Fee                                            1,535,641.00                                       0.000960

              Spread Account                                          14,311,860.24
              Net Change in Spread Account                              (430,297.02)

              Net Collections                                         54,599,007.98

              Aggregate Principal Balance of Delinquent Contracts      3,553,214.12

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004
                                    Class A-3



Original Principal Balance                                                                348,000,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     348,000,000.00               1000.000000

              Principal Amount of Notes as of Current Distribution Date                   348,000,000.00               1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                       0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                       0.000000

              Principal Distribution Amount                                    0.00                                       0.000000
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 957,000.00                                       2.750000
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        957,000.00                                       2.750000

              Interest Distribution Amount                               957,000.00                                       2.750000
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,431,186,023.77

              Overcollateralization Amount                            68,529,182.94

              Servicing Fee                                            1,535,641.00                                       0.000960

              Spread Account                                          14,311,860.24
              Net Change in Spread Account                              (430,297.02)

              Net Collections                                         54,599,007.98

              Aggregate Principal Balance of Delinquent Contracts      3,553,214.12

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004
                                    Class A-4




Original Principal Balance                                                                341,000,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                     341,000,000.00               1000.000000

              Principal Amount of Notes as of Current Distribution Date                   341,000,000.00               1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                       0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                       0.000000

              Principal Distribution Amount                                    0.00                                       0.000000
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount               1,116,775.00                                       3.275000
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                      1,116,775.00                                       3.275000

              Interest Distribution Amount                             1,116,775.00                                       3.275000
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,431,186,023.77

              Overcollateralization Amount                            68,529,182.94

              Servicing Fee                                            1,535,641.00                                       0.000960

              Spread Account                                          14,311,860.24
              Net Change in Spread Account                              (430,297.02)

              Net Collections                                         54,599,007.98

              Aggregate Principal Balance of Delinquent Contracts      3,553,214.12

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004
                                    Class B-1



Original Principal Balance                                                                 60,000,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      60,000,000.00               1000.000000

              Principal Amount of Notes as of Current Distribution Date                    60,000,000.00               1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                       0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                       0.000000

              Principal Distribution Amount                                    0.00                                       0.000000
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 175,500.00                                       2.925000
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        175,500.00                                       2.925000

              Interest Distribution Amount                               175,500.00                                       2.925000
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,431,186,023.77

              Overcollateralization Amount                            68,529,182.94

              Servicing Fee                                            1,535,641.00                                       0.000960

              Spread Account                                          14,311,860.24
              Net Change in Spread Account                              (430,297.02)

              Net Collections                                         54,599,007.98

              Aggregate Principal Balance of Delinquent Contracts      3,553,214.12

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004
                                    Class C-1



Original Principal Balance                                                                 64,000,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      64,000,000.00               1000.000000

              Principal Amount of Notes as of Current Distribution Date                    64,000,000.00               1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                       0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                       0.000000

              Principal Distribution Amount                                    0.00                                       0.000000
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 192,000.00                                       3.000000
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        192,000.00                                       3.000000

              Interest Distribution Amount                               192,000.00                                       3.000000
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,431,186,023.77

              Overcollateralization Amount                            68,529,182.94

              Servicing Fee                                            1,535,641.00                                       0.000960

              Spread Account                                          14,311,860.24
              Net Change in Spread Account                              (430,297.02)

              Net Collections                                         54,599,007.98

              Aggregate Principal Balance of Delinquent Contracts      3,553,214.12

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                  for Collection Period ended November 30, 2004
                   for Distribution Date of December 17, 2004
                                    Class D-1



Original Principal Balance                                                                 52,000,000.00



                                                                                                                     PER $1000
                                                                                                                     ORIG PRIN
AGGREGATE BALANCES:                                                                               TOTALS              BALANCE
              Principal Amount of Notes as of Prior Distribution Date                      52,000,000.00               1000.000000

              Principal Amount of Notes as of Current Distribution Date                    52,000,000.00               1000.000000

                                         Pool Factor                                            1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

              Note Monthly Principal Distributable Amount                      0.00                                       0.000000
              Plus: Prior Principal Carryover                                  0.00                                       0.000000
                                                                   -----------------
              Total Principal Distributable Amount                             0.00                                       0.000000

              Principal Distribution Amount                                    0.00                                       0.000000
                                                                   -----------------

              Current Principal Carryover                                                           0.00                  0.000000


INTEREST DISTRIBUTABLE AMOUNT:

              Note Monthly Interest Distributable Amount                 176,366.67                                       3.391667
              Plus: Prior Interest Carryover                                   0.00                                       0.000000
                                                                   -----------------
              Total Interest Distributable Amount                        176,366.67                                       3.391667

              Interest Distribution Amount                               176,366.67                                       3.391667
                                                                   -----------------

              Current Interest Carryover                                                            0.00                  0.000000


                                                                                                                     PER $1000
                                                                                                                     AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                            ORIG PRIN BAL

              Aggregate Principal Balance                          1,431,186,023.77

              Overcollateralization Amount                            68,529,182.94

              Servicing Fee                                            1,535,641.00                                       0.000960

              Spread Account                                          14,311,860.24
              Net Change in Spread Account                              (430,297.02)

              Net Collections                                         54,599,007.98

              Aggregate Principal Balance of Delinquent Contracts      3,553,214.12

              Aggregate Excess Spread Amount                                      -
              Total Initial Spread Deposit Repayment                              -
                                                                   -----------------
              Certificate Distributable Amount                                    -
                                                                   =================